Principal Funds, Inc.
Supplement dated December 22, 2017
to the Statutory Prospectus dated June 12, 2017
(as supplemented October 2, 2017 and December 15, 2017)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

Under Additional Information about Investment Strategies and Risks - Contingent Convertible Securities (“CoCos”), delete the first sentence and replace with the following:
Contingent convertible securities (“CoCos”) are hybrid debt securities intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.”

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